SHAREHOLDERS' EQUITY (Tables)	12 Months Ended
Dec. 31, 2023
SHAREHOLDERS' EQUITY
Schedule of aggregate balances of the VIE

	2023	2022

Current Assets	$180,995	$111,686
Non-Current Assets	$4,216,362	$2,357,957
Total Assets	$4,397,357	$2,469,643

Current Liabilities	$2,430	$—
Non-Current Liabilities	$237,655	$241,373
Total Liabilities	$240,085	$241,373

Revenues, Net	$240,000	$139,500
Net Income Attributable to Non-Controlling Interest	$140,384	$56,997